UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Introductory Note

LiqTech International, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State (the “Amendment”), which was included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 3, 2020, (the “Original 8-K”). On November 6, 2020, the Company filed a Certificate of Correction to correct a typographical error in the Amendment (the “Certificate of Correction”) regarding the percentage of stockholders voting in favor of the Amendment from 75.93% to 57%. This Amendment No. 1 to the Original 8-K is being filed solely for the purpose of filing the Certificate of Correction.

This Form 8-K/A does not amend or modify the Original 8-K in any other respect, and this amendment should be read in conjunction with the Original 8-K, which is incorporated by reference herein. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Registrant has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

3.1	Certificate of Correction to Articles of Incorporation of LiqTech International, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: November 6, 2020	/s/ Claus Toftegaard
Claus Toftegaard
Chief Financial Officer